SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-167667	42-1770123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Davies Ave Toronto, Ontario Canada	M4M 2A9
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 357-0399

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2019, the Registrant accepted the resignation of Brandon Milner as a member of the Board of Directors effective January 31, 2019. Mr. Milner communicated to the Registrant that his decision to resign his position with the Registrant was not caused by a disagreement with the Registrant, known to an executive officer of the Registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the Registrant’s operations, policies or practices. Mr. Milner has been a valuable contributor to the Board of Directors during the integration of the Registrant’s business.

On January 31, 2019, to fill the vacancy created by Mr. Milner’s resignation the Registrant elected Ryan Wilson to serve as a member of the Board of Directors.

Biographical Information for Ryan Wilson

Ryan Wilson has an extensive career in the Digital field spanning more than 20 years of his career advancing digital initiatives, with a track record that speaks for itself, including digital marketing, digital strategy and digital transformation through innovation for Financial Services.  Primarily influencing leadership teams and building implementation teams for site and app development. From developer to director Ryan has been involved in all aspects of digital development. Currently focusing on technologies such as Block Chains, NLP (natural language processing), AI and machine learning, at a insurtech innovation lab.  Defining the ultimate customer experience across all digital channels is a primary responsibility.  Using design thinking methodologies and an agile approach, Ryan’s success has centred around implementing pilot projects, planning migrations, post implementation iterations, risk planning, and digital transformation. He has worked at many top Canadian brands, ranging from media conglomerates, banks, mutual fund companies and one of the largest pension plans in the world. Ryan has put them on the map digitally.

As an avid investor Ryan focuses heavily on the Cannabis sector, and follows the big 5 producers/ cultivators closely.  With a broad knowledge for the CBD industry and a solid understanding of ancillary product lines ranging from oils to edibles.  With a focus on the future Ryan sees a bright diverse need for both CBD products and THC based offerings for medicinal/ recreational use.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document	Location
17.1	Resignation letter of Brandon Milner dated January 31, 2019	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2019

TWO HANDS CORPORATION By: /s/ Nadav Elituv Nadav Elituv Chief Executive Officer

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